                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek, Karin M. Kinney and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 20th day of December 1999,


                              /s/ Robert M. Furek
                              -------------------
                              Robert M. Furek

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek, Karin M. Kinney and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 20th day of December 1999,


                              /s/ Arthur E. Johnson
                              ---------------------
                              Arthur E. Johnson

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that she is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek, Karin M. Kinney and Don H. Liu as her attorney-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 20th day of December 1999,


                              /s/ Judith M. Bell
                              ------------------
                              Judith M. Bell

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek, Karin M. Kinney and Michael J. Dillon as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 20th day of December 1999,


                              /s/ James R. Birle
                              ------------------
                              James R. Birle

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek, Karin M. Kinney and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 20th day of December 1999,


                              /s/ Thomas R. Gibson
                              --------------------
                              Thomas R. Gibson

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek, Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 20th day of December 1999,


                              /s/ Philip E. Cushing
                              ----------------------
                              Philip E. Cushing

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek, Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 20th day of December 1999,


                              /s/ James J. Forese
                              -------------------
                              James J. Forese

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek, Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 20th day of December 1999,


                              /s/ Thomas P. Gerrity
                              ---------------------
                              Thomas P. Gerrity

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that she is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek, Karin M. Kinney and Michael J. Dillon as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 20th day of December 1999,


                              /s/ Barbara Barnes Hauptfuhrer
                              ------------------------------
                              Barbara Barnes Hauptfuhrer

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek, Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 20th day of December 1999,


                              /s/ Richard A. Jalkut
                              ---------------------
                              Richard A. Jalkut